UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2024
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
A special meeting of stockholders of Matterport, Inc. (the “Company”) was held on July 26, 2024 (the “Special Meeting”) for the purposes disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 10, 2024. As of the close of business on June 6, 2024, the record date for the Special Meeting, there were 318,762,400 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”), outstanding. A total of 199,030,714 shares of Common Stock were represented in person or by proxy at the Special Meeting which constituted a quorum to conduct business at the Special Meeting.
At the Special Meeting, the stockholders of the Company (i) approved the adoption of the Agreement and Plan of Merger and Reorganization, dated as of April 21, 2024, as it may be amended from time to time (the “Merger Agreement”), by and among CoStar Group, Inc. (“CoStar Group”), Matrix Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CoStar Group, Matrix Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of CoStar Group, and the Company, (ii) approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement, and (iii) approved one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting. The voting results for each proposal were as follows:
Proposal 1 – Approval of the adoption of the Merger Agreement:

For	Against	Abstain
197,305,400	1,507,812	217,501
Proposal 1 was approved by the requisite vote of the Company’s stockholders.
Proposal 2 – Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement:

For	Against	Abstain
180,747,453	16,041,109	2,242,151
Proposal 2 was approved by the requisite vote of the Company’s stockholders.
Proposal 3 – Approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting:

For	Against	Abstain
183,704,253	14,872,812	453,647
Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve Proposal 1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 26, 2024	By:	/s/ Matthew Zinn
	Name:	Matthew Zinn
	Title:	Chief Legal Officer